Exhibit 99.2

 April 2021  NASDAQ: FBMS

   This IP and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; (5) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management’s plans for the future; (7) credit risk associated with our lending activities; (8) changes in interest rates, loan demand, real estate values, or competition; (9) changes in accounting principles, policies, or guidelines; (10) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; (11) the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; (12) potential increases in the provision for loan losses resulting from the COVID-19 pandemic; and (13) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission, which are available on the SEC’s website, http://www.sec.gov. Undue reliance should not be placed on forward-looking statements. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments, except as required by law. Statements about the potential effects of the COVID-19 pandemic on the Company’s assets, business, liquidity, financial condition, prospects, and results of operations may constitute forward-looking statements and are subject to the risks that the actual effects may differ, possibly materially, from what is reflected in these forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the depth, dispersion and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on customers, employees, third parties and the Company.   2  Forward Looking Statement

 3  The First Bancshares: Building Shareholder Value

   55.2%Q1 ‘21 Efficiency Ratio, Operating (1)  19.0%Total Capital Ratio as of March 31, 2021  5thLargest Bank Headquartered in MS  $5.4bnAssets as of March 31, 2021  12# of Closed Transactions since 2010 (2)  4  Our Company  Company Overview  84Locations in Gulf South: MS, LA, AL, FL & GA  1996Bank Established in Hattiesburg, MS      FBMS Location (84)  PENSACOLA  DESTIN  GULFPORT  HATTIESBURG  VALDOSTA  BATON ROUGE   Source: S&P Global Market Intelligence, Company documents(1) Refer to appendix for “Non-GAAP Reconciliation”(2) Includes 10 whole bank acquisitions, 1 branch acquisition and 1 mortgage company acquisition  1.61% Q1 ’21PTPP ROAA, Operating (1)  MOBILE  JACKSON  TALLAHASSEE

   Continuity of Leadership through Multiple Business Cycles  5    Jerome BrownExecutive VPCommunity Development18 years experience  Carol DanielExecutive VPCredit Administrator40 years experience  Hayden MitchellExecutive VPLoan Ops & Mortgage 48 years experience  Ion MixonExecutive VPRisk Manager22 years experience  Jarrett NicholsonExecutive VPChief Administrative Officer28 years experience  Chris RyalsExecutive VPCOO28 years experience  M. Ray “Hoppy” Cole, Jr.President/CEO36 Years of Experience  Dee Dee LoweryExecutive VP, CFO32 Years of Experience    Responsible for devising and executing a disciplined and successful strategy of organic growth and strategic acquisitions  Eric WaldronPresidentMississippi Region26 years experience  George NoonanPresidentAlabama Region23 years experience  Wade NethPresidentFlorida Region35 years experience  Ronnie FugarinoPresidentLouisiana Region40 years experience  Mit ColeExecutive VP Private Banking13 years experience

   Evolution of Our Franchise  December 31, 2009        March 31, 2021    Total Assets ($mm) – Organic and Acquisitive Growth  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q1 ‘21 data as of 3/31/21  2010 – Q1 ‘21 CAGR: 26%   FBMS Branch (9)                    FBMS Branch (82)  FBMS LPO (2)                                  6  Hattiesburg  Hattiesburg  Destin  Valdosta  Gulfport  Pensacola

   7  Highlights    Franchise and Management Strength   Gulf South markets remain resilient through the COVID pandemic; unemployment well below national average84 locations across 5 states; ranked in the top 10 by deposit market share by county / parish in ~74% of our franchiseGeographically diversified loan portfolioExperienced, performance driven management team with local market knowledge    Granular Loan and Deposit Portfolio   66% loan-to-deposit ratioCore funded franchise with 97% core deposits and 0.37% cost of depositsIncreased monitoring of hotel, restaurant and retail portfolioPrudent credit culture and pristine asset quality in light of deferrals    Strong Profitability and Capital Position  Consistent historic improvement in profitability metrics and differentiated sources of revenueSolid PTPP ROAA (1.61% in Q1 ‘21) to support capital generation and potentially absorb any loan lossesCapital ratios far in excess of well capitalized minimums (Q1 ’21 CET1 Ratio of 13.5% and Total Capital Ratio of 19.0%)Q1 ‘21 55.2% efficiency ratio, operating   Source: S&P Global Market IntelligenceData as of or for the three months ended 3/31/21

   Improving Geographic Diversification of our Balance Sheet  8  2015 Deposits by State  March 31, 2021 Deposits by State  Source: S&P Global Market Intelligence, Company documents2009 and 2015 data as of 6/30  2015 Loans by State  March 31, 2021 Loans by State  2009 Loans by State  2009 Deposits by State

   Our Market Demographics  9   Source: S&P Global Market Intelligence Note: Demographic information may not be indicative of the characteristics of the particular markets in which we operate(1) Demographic data deposit weighted by county; deposit data as of 3/31/21  ‘21 – ‘26 Projected Population Growth (%)  ‘21 – ‘26 Projected Median HHI Growth (%)  2026 Projected Median HHI ($)  June 2020 Unemployment Rate (%)  (1)  (1)  (1)  (1)

 10    2012  2013  2014  2015  2016  2017  2018  2019  2020  Q1 ‘21  Average Stock Price ($)  $9.21  $12.99  $14.54  $16.40  $18.88  $29.06  $35.08  $31.79  $24.54  $33.57  Average Market Capitalization ($)In Millions  $28.5  $57.3  $75.8  $88.1  $101.4  $277.4  $455.0  $542.9  $505.7  $707.5  Average Daily Volume (shares)  1,679  3,841  4,453  7,387  3,819  24,078  34,841  48,983  77,982  55,710  Price/LTM EPS (x)  8.1x  14.6x  12.2x  11.8x  16.8x  29.7x  18.7x  15.1x  12.8x  12.8x  Price/Tangible Book (%)  78.8%  130.6%  120.0%  140.0%  177.9%  230.0%  179.2%  188.2%  147.6%  168.2%  Market Information and Historical Pricing  Source: S&P Global Market Intelligence, Company documentsCompany financial data and market data as of 3/31/21

 11  Financial results

   EPS  Net Income ($mm)  12  Pre-tax Pre Provision Income ($mm), Operating (1)  PTPP ROAA, Oper. (1)   Source: S&P Global Market Intelligence Annual data as of 12/31 of each year, respectively; quarterly data as of or for the three months ended each respective quarter(1) Refer to appendix for “Non-GAAP Reconciliation”  Historical Performance Over TimeTen Years of Record Earnings  $0.82  $1.16  $0.96  $1.19  $1.55  $1.57  $1.11  $1.62  $2.55  $2.52  1.61%  1.79%  1.62%  1.87%  1.74%  2.03%  1.75%  1.93%

   Historical Profitability Trends  13   Source: S&P Global Market Intelligence, Company Documents Data as of or for the three months ended each respective quarter(1) Refer to appendix for “Non-GAAP Reconciliation” * Inclusive of $7.0 million bargain purchase gain  Reported ROAA (%)  ROAA, Operating (%) (1)  Reported ROATCE (%) (1)  ROATCE, Operating (%) (1)            1.75%  1.79%  1.74%  1.62%  1.61%  PTPP ROAA, Oper. (1)

   14  Historical Profitability Trends  Non-interest Income, Oper. / Adj. Operating Revenue (%) (1)  Non-interest Income YTD (%)  Efficiency Ratio, Operating (%) (1)  Adjusted Operating Expense / Average Assets (%) (1)   Source: S&P Global Market Intelligence, Company Documents Data as of or for the three months ended each respective quarter, YTD data for the three months ended 3/31/21(1) Refer to appendix for “Non-GAAP Reconciliation”

   15  Strong Balance Sheet & Earnings Power  TCE+ALL / Loans (%)  Core Deposits (%)  PTPP ROAA, Operating (1) (%)  Loans / Deposits (%)  150 bps higher than peers  30 bps higher than peers  11 percentage points lower than peers  7 percentage points higher than peers   Source: S&P Global Market Intelligence Note: Peers include all major exchange traded banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV with total assets between $1 bn and $10 bn Data as or for the twelve months ended 12/31/20; FBMS dashed-data as of or for the three months ended 3/31/21(1) Refer to appendix for “Non-GAAP Reconciliation”   FBMS Q1 ’21: 16.0%   FBMS Q1 ’21: 1.6%  FBMS Q1 ’21: 66.5%  FBMS Q1 ’21: 97.2%

   16  Asset Quality Over Time  NPAs / Loans + OREO (%)  NCOs / Average Loans (%)  Reserves / NPLs (%)  Reserves / Loans (%)  Source: S&P Global Market IntelligenceYearly data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter

   17  History of Prudent Credit Culture  15-Year NCOs / Avg. Loans vs. Banking Industry (%)  Source: S&P Global Market Intelligence, FDICYearly data as of or for the twelve months ended each respective year; Note: FDIC data as of 12/31/2020

   18  Capital & Liquidity Position  TCE / TA (%) (1)  Leverage Ratio (%)  Total Risk Based Capital Ratio (%)  CET1 Ratio (%)   Source: S&P Global Market Intelligence Data as of 12/31 of each year, respectively; Q1 ‘21 data as of 3/31/21(1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix

   Moved as many as practical employees to work by remote accessIncreased the frequency of facility janitorial servicesRotated access as much as practical for employees whose function could not be performed remotelyProvided lunch daily to on site personnel to limit their off premise exposure during the day; rotate purchasing our meals from our restaurant clients in each market to help support them during this emergencyInformed employees of CDC and Internal recommendations, procedures and protocols concerning: social distancing, business travel, sanitation and disinfection; weekly system wide calls to re-enforce procedures; distributed inventory of masks, sanitizers, and disinfectants   19  COVID-19 Pandemic Response   Source: Company documents Data as of 3/31/21(1) Total loans as of 3/31/21 excludes $221.7 million of PPP related loans  Customers & Communities  Paycheck Protection Program (PPP)  Employees  Enacted the Pandemic section of our internal Business Continuity PlanRestricted access to lobbies to “by appointment only” and maintained full drive thru serviceAssisted customers by granting modifications, peaking at $676 million at April 30, 2020 or ~22% of loans; modifications have since declined to $46 million as of March 31, 2021 or 1.6% of loans (1)Improved and upgraded electronic delivery and execution of documents system wide to limit in person exposure but maintain business volume      Participated actively in the Paycheck Protection Program to assist our commercial customersAs of March 31, we have 2,591 PPP loans totaling $221.7 million (~7% of total loans)Funded loans to a variety of industries including Hotels, Restaurants, Retail, Convenience Stores and HealthcareAverage loan size of $85,000

   20  COVID-19 Loan Modifications  Loan Modifications Resulting from COVID-19 as of 3/31/21  Loan Modification Trends   Dollars in millions Source: Company documents(1) Total loans as of 3/31/21 excludes $221.7 million of PPP-related loans  Aggregate Loan Modification Trends  (1)  Loan Modification Changes in Escalated Monitoring Portfolio Segments

   21  Escalated Monitoring  Dollars in millionsSource: Company DocumentsData as of 3/31/21

     Source: S&P Global Market Intelligence Note: Assets shown as of next quarter after close; dates are as of transaction close, unless otherwise specified      3/22/2013$22.0M Equity OfferingAssets: $789 million    4/23/2013Acquired First Baldwin Bancshares, Inc. Assets: $965 million  7/1/2014Acquired BCB Holding Company, Inc. Assets: $989 million    1/1/2017Acquired Gulf Coast Community BankAssets: $1.8 billion  12/14/2015Acquired Mortgage Connection, LLCAssets: $1.1 billion    10/24/2016$63.3M Equity OfferingAssets: $1.3 billion    1/1/2017Acquired Iberville BankAssets: $1.8 billion    10/26/2017$58.4M Common Stock OfferingAssets: $1.8 billion  3/1/2018Acquired South West Banc Shares, Inc.Assets: $2.3 billion    4/1/2018Acquired Sunshine Financial, Inc. Assets: $2.5 billion    5/1/2018$66.0M Subordinated Debt OfferingAssets: $2.5 billion  10/31/2018Acquired FMB Banking CorporationAssets: $3.0 billion    3/2/2019Acquired FPB Financial Corp.Assets: $3.5 billion     10/31/2019Acquired First Florida BancorpAssets: $3.9 billion  4/3/2020Acquired SGBAssets: $5.1 billion  Executing Upon Growth Strategy  Tangible Book Value Per Share Growth  22  Building Upon a Proven Track Record  12/31/20  12/31/19  12/31/18  12/31/17  12/31/16  12/31/15  12/31/14  3/31/21    9/25/2020$65.0M Subordinated Debt OfferingAssets: $5.2 billion

 Ten Years of Record Earnings  Superior Performance and Execution  Strategically Focused on Acquisitive and Organic Growth  Strong Capital Structure  Situated in Growing Markets  Shareholder Value and Return Demonstrated  Successful Leadership Team  23  Seven ReasonsTo Invest in The First